Exhibit 10.12

CERTAIN INFORMATION IDENTIFIED BY BRACKETED ASTERISKS ([* * *]) HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

AMENDMENT NO. 1 TO CLINICAL TRIAL COLLABORATION AND SUPPLY AGREEMENT

This Amendment No. 1 (“Amendment”), dated as of March 4, 2019, amends the Clinical Trial Collaboration and Supply Agreement, dated as of August 22, 2018 (the “Agreement”) by and between Ares Trading S.A., Pfizer, Inc. and Checkmate Pharmaceuticals, Inc. Capitalized terms used but not defined herein shall have the meaning ascribed thereto in the Agreement.

1.	Revision of Section 3.2

Section 3.2 of the Agreement is hereby deleted and replaced in its entirety with this provision:

“3.2 Pfizer shall ensure that the Study is performed in accordance with this Agreement, the Protocol, the informed consent and all Applicable Law, including GCP.”

2.	Revised Section 7.1

Section 7.1 of the Agreement is hereby deleted and replaced in its entirety with this provision:

“7.1 Costs of Study.

The Parties agree that (i) the Alliance shall provide the Alliance Compound for use in the Study, as described in Article 8 below, at no cost to either Pfizer or Checkmate;

(i) Checkmate shall provide Checkmate Compound for use in the Study, as described in Article 8 below, at no cost to either Pfizer or the Alliance, (iii) Pfizer shall provide the Pfizer Compound for use in the Study, as described in Article 8 below, at no cost to the Alliance or Checkmate. Checkmate will reimburse Pfizer [***] for each patient dosed in the Study using the Compound Combination of the Alliance Compound plus the Checkmate Compound (the “Doublet Combination”). Checkmate will reimburse Pfizer [***] for each patient dosed in the Study using the Compound Combination of the Alliance Compound plus the Checkmate Compound plus either of Pfizer Compounds (each a “Triplet Combination”). Within thirty (30) days of the end of the safety lead-in portion of the Study, the Alliance shall provide Checkmate an invoice, based on the actual number of patients dosed with the Doublet Combination and Triplet Combination in the safety lead-in portion of the Study in the amount per patient as set forth in this Section 7.1.1. Within thirty (30) days of the end of the Study, the Alliance shall provide Checkmate an invoice, based on the actual number of patients dosed with the Doublet Combination and Triplet Combination in the expansion portion of the Study in the amount per patient as set forth in this Section 7.1.1. Within forty-five (45) days following receipt of each such invoice by Checkmate, Checkmate shall reimburse the Alliance for the total Study costs set forth on such invoice. In no event will the amount due and payable by Checkmate to Alliance exceed [***].

As an example, if six patients are dosed with the Doublet Combination (6 patients at [***] per patient equals a total of [***]) and twelve are dosed with the Triplet Combination (12 patients at [***] per patient equals a total of [***]), the invoice will be for [***]).”

3.	Counterparts

This Amendment may be executed in any number of counterparts, each such counterpart shall be deemed to be an original instrument, and all such counterparts together shall constitute but one agreement. Any such counterpart may contain one or more signature pages.

4.	Reference to and Effect on the Agreement

Each Party acknowledges that this Amendment constitutes an amendment to the Agreement as contemplated by the Agreement. On or after the date hereof, any reference to the Agreement shall constitute a reference to the Agreement as amended hereby. To the extent any term or provision of this Amendment conflicts with any term or provision of the Agreement, the terms and provisions of this Amendment shall prevail. Except as expressly modified or amended hereby, all terms and provisions of the Agreement shall continue in full force and effect.

ARES TRADING S.A.		CHECKMATE PHARMACEUTICALS, INC.

/s/ Cedric Hyde		/s/ Barry Labinger

Name:	Cedric Hyde	Name:	Barry Labinger
Title:	Authorized Representative	Title:	President and CEO
Date:		Date:	February 26, 2019

ARES TRADING S.A.		PFIZER, INC.

/s/ Ann Kono		/s/ Chris Boshoff

Name:	Ann Kono	Name:	Chris Boshoff, MD, PhD
Title:	Authorized Representative	Title:	Chief Development Officer of Oncology, Global Product Development
Date:		Date:	April 17, 2019

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